Great-West High Yield Bond Fund
Institutional Class Ticker: MXFRX
Investor Class Ticker: MXHYX
(the “Fund”)
Summary Prospectus
April 30, 2021
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at https://www.greatwestinvestments.com. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated
April 30, 2021, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this
Summary Prospectus.

Fund shares are sold to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies
(“variable contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans
(“retirement plans”), and to college savings programs (collectively, “Permitted Accounts”), and to asset allocation funds that are series of
Great-West Funds. This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website ( https:// www.greatwestinvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://
www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Investment Objective
The Fund seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.07%	0.84%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.07%	0.49%
Total Annual Fund Operating Expenses	0.79%	1.56%
Fee Waiver and Expense Reimbursement[1]	0.04%	0.46%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.75%	1.10%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.75% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$248	$435	$974
Investor Class	$112	$448	$806	$1,817
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest a minimum of 80% of its net assets (plus the amount of any borrowings for investment purposes) in below investment grade (commonly known as “high yield securities” or “junk bonds”) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, bank loans (term and revolving loans), pay-in-kind bonds (“PIK bonds”) as well as “toggle bonds” (issuer’s option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. The Fund invests mainly in securities that have intermediate to long-term maturities (three years or longer). Up to 20% of the total assets of the Fund may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.
Below investment grade securities are those rated BB or lower by Standard & Poor’s Global Ratings (“S&P”) or which have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”), or which the sub-adviser believes are of comparable quality if unrated. No more than 35% of the Fund’s total assets may be invested in securities rated below B3/B- by all NRSROs who rate such securities, or, if unrated, determined to be of comparable quality by the sub-adviser.
The Fund may invest in foreign securities, and make forward commitments. The Fund may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Fund may invest in derivatives, including but not limited to, forward currency contracts; futures and options on securities, securities indices or currencies; options on these futures; credit default swaps and credit default swap indices; and interest rate or currency swaps.
The Fund may invest up to 15% of its net assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Putnam Investment Management, LLC (the “Sub-Adviser” or “Putnam”). Putnam’s investment approach combines a top-down, macroeconomic overview with strong fundamental credit research, which provides sector-specific coverage across the full credit rating spectrum (AAA to distressed) and capital structure (loans to equity).
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.

Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Call Risk - The risk that an issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Derivatives Risk - The use of derivative instruments, including but not limited to, forward currency contracts; futures and options on securities, securities indices or currencies; options on these futures; credit default swaps and credit default swap indices; and interest rate or currency swaps may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund.
Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index and a composite index which has investment characteristics similar to those of the Fund. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at https:// www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2020	12.30%
Worst Quarter	March 2020	-12.24%
Average Annual Total Returns for the Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional Class	11.27%	8.83%	N/A	6.23%	5/1/2015
ICE BofAML 80% US High Yield 20% US Convertible Index (reflects no deduction for fees, expenses or taxes)	13.39%	10.30%	N/A	7.48%
J.P. Morgan Developed High Yield Index (reflects no deduction for fees, expenses or taxes)	5.33%	8.47%	N/A	5.96%
Investor Class	10.79%	8.45%	6.33%	N/A
ICE BofAML 80% US High Yield 20% US Convertible Index (reflects no deduction for fees, expenses or taxes)	13.39%	10.30%	7.84%	N/A
J.P. Morgan Developed High Yield Index (reflects no deduction for fees, expenses or taxes)	5.33%	8.47%	6.95%	N/A
Investment Adviser
GWCM

Sub-Adviser
Putnam
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Paul D. Scanlon, CFA	Co-Head of Corporate and Tax-exempt Credit	2009
Norman P. Boucher	Portfolio Manager	2009
Robert L. Salvin	Portfolio Manager	2009
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.